United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 9, 2020

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 9, 2020, Realty Income Corporation (the “Company”) entered into a purchase agreement with Wells Fargo Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and TD Securities (USA) LLC, as representatives (the “Representatives”) of the underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $325,000,000 aggregate principal amount of its 0.750% Notes due 2026 and $400,000,000 aggregate principal amount of its 1.800% Notes due 2033.

The offering closed on December 14, 2020. Total net proceeds of the offering (after deducting the underwriting discount and before deducting estimated expenses) were approximately $711.5 million.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1	Purchase Agreement, dated December 9, 2020 between the Representatives of the Underwriters and the Company.
4.1	Indenture dated as of October 28, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A. as successor trustee (filed as exhibit 4.1 to the Company’s Form 8-K, filed on October 28, 1998 and dated October 27, 1998 and incorporated herein by reference).
4.2	Form of 0.750% Note due 2026 issued on December 14, 2020 (contained in Exhibit 4.4 hereto).
4.3	Form of 1.800% Note due 2033 issued on December 14, 2020 (contained in Exhibit 4.4 hereto).
4.4	Officers’ Certificate dated December 14, 2020 pursuant to Sections 201, 301 and 303 of the Indenture dated as of October 28, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, establishing a series of debt securities entitled “0.750% Notes due 2026” and a series of debt securities entitled “1.800% Notes due 2033” and including the forms of debt securities of such series.
5.1	Opinion of Venable LLP.
5.2	Opinion of Latham & Watkins LLP.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2020	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary